EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Central Valley Community Bancorp (CVCB) on Form 10-K for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Daniel J. Doyle, President and Chief Executive Officer of CVCB, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CVCB.

A signed original of this written statement required by Section 906 has been provided to Central Valley Community Bancorp and will be retained by Central Valley Community Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 5, 2008

/s/ Daniel J. Doyle.
DANIEL J. DOYLE
President and Chief Executive Officer